United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22897

Context Capital Funds

690 Taylor Road, Suite 210

Gahanna, Ohio 43230

Trent Statczar, Principal Financial Officer

Foreside Financial Group, LLC

Gahanna, OH 43230

(614) 416-9058

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

December 31, 2017
ANNUAL REPORT

Context Macro Opportunities Fund

Context Macro Opportunities Fund

Table of Contents

A Message to our Shareholders (Unaudited)	Context Macro Opportunities Fund
December 31, 2017

DEAR SHAREHOLDER,

It is a rare year in the capital markets when initial optimistic return expectations are matched, or even exceeded, by reality. The year 2017 certainly delivered in that respect. Returns for most “growth related” markets – including equities and credit – were notably positive, and the associated day to day variability of those markets continued to be at some of the lowest levels on record. In fact, the level of volatility, both realized and expected, during 2017 remained at or near long term lows in many markets, not only equities. The pro-growth policies of the new administration, including a newly passed tax cut, and continued emphasis on deregulation certainly have contributed to this environment. And somehow the shift in monetary policy had not yet spoiled the party, even as the market expected the short maturity interest rates to move higher.

As we begin 2018, time will tell how sustainable this combination of benign market action will be. At the same time, we at Context Asset Management think that forecasting short term market movement is at best extremely difficult and perhaps close to impossible. Instead, our mission is to bring strategies to advisors and investors that have three characteristics: low correlation to traditional risk assets, an efficient source of return (when measured against risk), and return asymmetry (an investor should expect to make more than they could lose in any given year). This is what we believe a successful alternative investment should look like.

We continue to appreciate your trust in our organization and our products.

Sincerely,

John N Culbertson

President / CIO

Context Asset Management

2017 Annual Report | 3

A Message to our Shareholders (Unaudited) (Concluded)	Context Macro Opportunities Fund
December 31, 2017

Fund performance and risk characteristics

The Context Macro Opportunities Fund (the “Fund”) invests primarily in fixed income securities and derivatives which may provide diversification for other investment portfolios that include equities and other correlated “risk” assets such as private equity, high yield, and/or commercial real estate. The Fund seeks to be negatively correlated to the equity markets, and attempts to deliver gains in excess of traditional conservative fixed income in structural bear markets without suffering material capital loss in a U.S. bond market selloff. In 2017, the Fund returned -1.43% after fees and expenses for the Institutional share class versus a return of +0.85% for the BofA Merrill Lynch 3-month U.S. Treasury Bill Index. In terms of risk characteristics, the Fund’s associated realized correlations since inception to the Barclays U.S. Aggregate Bond Index, Barclays U.S. Corporate High Yield Index, S&P 500 Index, and the Morningstar Multialternative Universe all remain very low or negative, at 0.40, -0.17, -0.25, and -0.13, respectively.

Market environment in 2017

The overall market environment was very stable for traditional growth-related markets during 2017. Risk markets continued their climb effectively unchecked during the entire year. Total returns through December 31 for the S&P 500 Index and the MSCI All Country World Index were 21.83% and 24.00%, respectively. Lower quality credit risk was also rewarded, with the Bloomberg Barclays U.S. Corporate High Yield Index returning 7.50% during the year. The market optimism prevailed even as the Federal Reserve continued to raise short term interest rates, signaling that more rate increases are likely in 2018. Despite the shift in monetary policy, high quality fixed income returns were also relatively stable. The Barclays U.S. Aggregate Index returned 3.54% in 2017 and the 10 year Treasury returned 2.78%.

Performance Drivers

The Fund’s performance in 2017 was driven by several factors. In general, the declining and low volatility across financial markets had a negative impact on Fund performance. First, the decline in implied volatility hurt the “net long vol” options exposure in the Fund. But also, lower volatility has meant the opportunity set for relative value activity is smaller as well. In terms of specific contributors and detractors, the Fund enjoyed a positive contribution from its income component, made up of primarily conservative short maturity corporate credit risk. In addition, swap spread related exposure in the relative value part of the Fund was also a positive contributor in the first half of the year. However, these contributions were more than offset by returns from some of the tactical trading exposures, also in the relative value part of the portfolio. And more than that, much of the correlation to the broad financial markets also hurt performance in a coincident fashion during the first half of the year. These included long sovereign credit protection exposure, the interest rate options positions, and TED spread (the difference between the interest rates on interbank loans and on short-term U.S. government debt) related exposure. During the second half of the year, the Fund benefited from a short position in Eurodollar futures concentrated in the short maturity part of the market, as the shape of the yield curve flattened substantially.

Positioning for the Fund

As 2018 begins, even as the Federal Reserve signals its intent to continue to raise short term rates, the pro-growth fiscal stimulus of a tax cut is now here. On the other hand, any shift to policies that work to prohibit trade, or slow immigration could eventually have negative effects on potential growth. Should any of these elements be a catalyst for a renewed uptick in volatility, we anticipate that the Fund will likely be well positioned to take advantage of the opportunities afforded by this environment.

Important Information:

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Risks are detailed in the prospectus and include, but are not limited to, the following: asset-backed and mortgage-backed securities’ risk of prepayment, credit default swap agreements’ risk, futures contracts’ risk, derivative investments’ risk, risk of investing in foreign companies and emerging markets, hedging and leverage risks, non-diversified risks, short selling.

BofA Merrill Lynch 3-Month Treasury Bill Index - The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

S&P 500 Index - The S&P 500 is a stock market index that tracks the 500 most widely held stocks on the New York Stock Exchange or NASDAQ. It seeks to represent the entire stock market by reflecting the risk and return of all large cap companies.

MSCI All Country World Index - The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

Bloomberg Barclays U.S. Corporate High Yield Index - The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the performance of the USD-denominated, high yield, fixed-rate corporate bond market.

One cannot invest directly in an index.

4 | 2017 Annual Report

Performance Update	Context Macro Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Context Macro Opportunities Fund Institutional Share Class from performance inception on August 4, 2015 to December 31, 2017

Summary Performance as of December 31, 2017

	6 Month	1 Year	Since Inception	Inception
Institutional Shares	0.17%	-1.43%	-0.04%	8/4/2015
Investor Shares	0.07%	-1.73%	-0.41%	1/13/2016
BofA Merrill Lynch
3-Month U.S. Treasury
Bill Index	0.55%	0.85%	0.60%	1/13/2016

Data is as of December 31, 2017. The inception date of the Fund is December 23, 2014. The Institutional Class commenced investment operations and public offering on August 4, 2015. The Investor Class commenced investment operations and public offering on January 13, 2016. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance reflects fee waivers and expense reimbursements and would have been lower in their absence.

*The Fund’s Institutional Share Class Total Annual Operating Expense Ratio, as per the most recent Prospectus, is 3.35% before fee and expense waivers and 2.13% after fee and expense waivers. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) of Institutional Shares through April 30, 2018 (the “Expense Cap”).

**The Fund’s Investor Share Class Total Annual Operating Expense Ratio, as per the most recent Prospectus, is 3.60% before fee and expense waivers and 2.38% after fee and expense waivers. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) of Investor Shares through April 30, 2018 (the “Expense Cap”).

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted above. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 844-511-9653.

The Fund’s benchmark for performance comparison purposes is the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

2017 Annual Report | 5

Schedule of Investments	Context Macro Opportunities Fund
December 31, 2017

	Interest Rate	Maturity Date	Principal Amount	Fair Value
BANK LOANS (1.10%)(a)
Information Technology (1.10%)
Software & Services (1.10%)
Moneygram International, Inc.(b)	3M US L + 3.25%	03/27/2020	$992,035	$989,862
TOTAL BANK LOANS (Cost $992,035)				989,862

CORPORATE BONDS (81.00%)
Basic Materials (1.21%)
Chemicals (1.21%)
Monsanto Co., Sr. Unsecured Notes	5.13%	04/15/2018	1,080,000	1,089,307

Communications (4.07%)
Internet (1.11%)
eBay, Inc., Sr. Unsecured Notes	2.50%	03/09/2018	1,000,000	1,000,931
Telecommunications (2.96%)
Ameritech Capital Funding Corp., Sr. Unsecured Notes	6.45%	01/15/2018	650,000	651,012
Verizon Communications, Inc., Sr. Unsecured Notes(b)	3M US L + 0.55%	05/22/2020	2,000,000	2,011,629
				2,662,641
Total Communications				3,663,572

Consumer, Cyclical (15.33%)
Airlines (1.13%)
American Airlines Group, Inc., Sr. Unsecured Notes	6.13%	06/01/2018	1,000,000	1,012,500
Auto Manufacturers (10.83%)
Daimler Finance North America LLC, Sr. Unsecured Notes(c)	1.88%	01/11/2018	1,505,000	1,504,945
Daimler Finance North America LLC, Sr. Unsecured Notes(c)	1.65%	03/02/2018	1,857,000	1,856,374
Ford Motor Credit Co. LLC, Sr. Unsecured Notes(b)	3M US L + 0.94%	01/09/2018	500,000	500,044
Ford Motor Credit Co. LLC, Sr. Unsecured Notes	2.15%	01/09/2018	1,088,000	1,088,022
General Motors Financial Co., Inc., Sr. Unsecured Notes(b)	3M US L + 1.36%	04/10/2018	1,000,000	1,001,992
General Motors Financial Co., Inc., Sr. Unsecured Notes(b)	3M US L + 0.93%	04/13/2020	1,000,000	1,010,003
General Motors Financial Co., Inc., Sr. Unsecured Notes	2.40%	04/10/2018	1,535,000	1,536,908
Hyundai Capital America, Sr. Unsecured Notes(c)	2.00%	03/19/2018	950,000	949,701
Nissan Motor Acceptance Corp., Sr. Unsecured Notes(c)	1.50%	03/02/2018	300,000	299,826
				9,747,815
Home Builders (1.13%)
CalAtlantic Group, Inc., Sr. Unsecured Notes	8.38%	05/15/2018	1,000,000	1,020,000
Retail (2.24%)
McDonald’s Corp., Sr. Unsecured Notes	5.35%	03/01/2018	2,000,000	2,011,893
Total Consumer, Cyclical				13,792,208

See Notes to Financial Statements

6 | 2017 Annual Report

Schedule of Investments (Continued)	Context Macro Opportunities Fund
December 31, 2017

	Interest Rate	Maturity Date	Principal Amount	Fair Value
Consumer, Non-cyclical (11.77%)
Beverages (1.83%)
Anheuser-Busch North American Holding Corp., Sr. Unsecured Notes(c)	2.20%	08/01/2018	$1,500,000	$1,501,574
Diageo Capital PLC, Sr. Unsecured Notes	1.13%	04/29/2018	150,000	149,655
				1,651,229
Food (1.12%)
Mondelez International Holdings Netherlands BV, Sr. Unsecured Notes(b)(c)	3M US L + 0.61%	10/28/2019	1,000,000	1,003,680
Healthcare Services (5.14%)
Fresenius Medical Care US Finance II, Inc., Sr. Unsecured Notes(c)	6.50%	09/15/2018	2,454,000	2,530,329
Fresenius Medical Care US Finance II, Inc., Sr. Unsecured Notes(c)	5.63%	07/31/2019	2,000,000	2,091,990
				4,622,319
Pharmaceuticals (3.68%)
AstraZeneca PLC, Sr. Unsecured Notes(b)	3M US L + 0.53%	11/16/2018	3,305,000	3,315,217
Total Consumer, Non-cyclical				10,592,445

Energy (3.35%)
Pipelines (3.35%)
Kinder Morgan Energy Partners LP, Sr. Unsecured Notes	5.95%	02/15/2018	2,000,000	2,009,300
Kinder Morgan Finance Co. LLC, Sr. Unsecured Notes(c)	6.00%	01/15/2018	1,000,000	1,001,758
Total Energy				3,011,058

Financials (33.08%)
Banks (22.74%)
Bank of America Corp., Jr. Subordinated Notes(b)(d)	3M US L + 3.63%	Perpetual Maturity	2,750,000	2,759,350
Bank of America Corp., Sr. Unsecured Notes	2.00%	01/11/2018	1,000,000	1,000,020
Bank of Montreal, Sr. Unsecured Notes	1.40%	04/10/2018	1,390,000	1,388,215
Bank of New York Mellon Corp., Sr. Unsecured Notes	1.35%	03/06/2018	450,000	449,552
Bank of Tokyo-Mitsubishi UFJ, Ltd., Sr. Unsecured Notes(c)	1.70%	03/05/2018	200,000	199,941
Citibank NA, Sr. Unsecured Notes(b)	3M US L + 0.34%	03/20/2019	2,000,000	2,001,729
Deutsche Bank AG, Sr. Unsecured Notes(b)	3M US L + 0.68%	02/13/2018	3,500,000	3,500,033
Goldman Sachs Group, Inc., Sr. Unsecured Notes	5.95%	01/18/2018	3,000,000	3,004,731
JPMorgan Chase & Co., Jr. Subordinated Notes(b)(d)	3M US L + 2.58%	Perpetual Maturity	2,000,000	1,955,000
JPMorgan Chase & Co., Sr. Unsecured Notes(b)	3M US L + 0.55%	03/09/2021	1,000,000	1,002,327
Morgan Stanley, Sr. Unsecured Notes	6.63%	04/01/2018	1,030,000	1,041,283
US Bancorp, Jr. Subordinated Notes(b)(d)	3M US L + 2.91%	Perpetual Maturity	2,000,000	2,165,100
				20,467,281

See Notes to Financial Statements

2017 Annual Report | 7

Schedule of Investments (Continued)	Context Macro Opportunities Fund
December 31, 2017

	Interest Rate	Maturity Date	Principal Amount	Fair Value
Financials (continued)
Diversified Financial Services (5.88%)
Ally Financial, Inc., Sr. Unsecured Notes	3.25%	02/13/2018	$250,000	$250,125
Ally Financial, Inc., Sr. Unsecured Notes	3.25%	11/05/2018	1,000,000	1,002,500
American Express Co., Sr. Unsecured Notes	7.00%	03/19/2018	520,000	525,569
Bear Stearns Cos. LLC, Sr. Unsecured Notes	7.25%	02/01/2018	2,000,000	2,007,996
International Lease Finance Corp., Sr. Unsecured Notes	3.88%	04/15/2018	1,500,000	1,506,866
				5,293,056
Insurance (4.46%)
Prudential Financial, Inc., Sr. Unsecured Notes(b)	3M US L + 0.78%	08/15/2018	4,000,000	4,015,285
Total Financials				29,775,622

Industrials (7.62%)
Aerospace/Defense(3.33%)
United Technologies Corp., Jr. Subordinated Notes(e)	1.78%	05/04/2018	3,000,000	2,995,405
Machinery-Construction & Mining (3.18%)
Caterpillar Financial Services Corp., Sr. Unsecured Notes	5.45%	04/15/2018	1,000,000	1,009,588
Caterpillar Financial Services Corp., Sr. Unsecured Notes	1.90%	03/22/2019	1,000,000	998,398
Caterpillar Financial Services Corp., Sr. Unsecured Notes	1.50%	02/23/2018	850,000	849,641
				2,857,627
Trucking & Leasing (1.11%)
Aviation Capital Group LLC, Sr. Unsecured Notes(c)(e)	4.63%	01/31/2018	1,000,000	1,002,030
Total Industrials				6,855,062

Technology (4.57%)
Computers (2.22%)
Apple, Inc., Sr. Unsecured Notes(b)	3M US L + 0.35%	05/11/2022	1,000,000	1,006,375
EMC Corp., Sr. Unsecured Notes	1.88%	06/01/2018	1,000,000	995,219
				2,001,594
Software (2.35%)
First Data Corp., Sr. Unsecured Notes(c)	7.00%	12/01/2023	2,000,000	2,115,000
Total Technology				4,116,594

TOTAL CORPORATE BONDS
(Cost $72,926,059)				72,895,868

MORTGAGE BACKED SECURITIES (1.56%)
Asset Backed Securities (1.56%)
OSCAR US Funding Trust VII LLC
Series 2017-2A(b)(c)	1M US L + 0.65%	11/10/2020	1,400,000	1,400,211

TOTAL MORTGAGE BACKED SECURITIES
(Cost $1,400,000)				1,400,211

See Notes to Financial Statements

8 | 2017 Annual Report

Schedule of Investments (Continued)	Context Macro Opportunities Fund
December 31, 2017

	Interest Rate	Maturity Date	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCY – COLLATERALIZED MORTGAGE OBLIGATIONS (3.63%)
FHLMC, REMICS (1.54%)
Freddie Mac REMICS	3.00%	02/15/2031	$10,134,688	$1,135,746
Freddie Mac REMICS	2.50%	08/15/2022	5,826,008	247,884
				1,383,630
Total FHLMC, REMICS				1,383,630

FNMA, REMICS (2.09%)
Fannie Mae REMICS	3.00%	03/25/2031	16,359,061	1,882,790

TOTAL U.S. GOVERNMENT AGENCY – COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,380,761)				3,266,420

Counterparty/ Reference Entity	Floating Rate Index	Floor Rate	Notional Amount	Premiums Paid	Fair Value
PURCHASED OPTIONS (2.02%)
Interest Rate Floor Options
BAML
3M LIBOR 5X5 Year,	3-MONTH
12/15/2025	USD-LIBOR	1.50%	$20,000,000	$443,000	$234,116
USD CMS 30 Year,	30-YEAR ICE
10/16/2031	SWAP RATE	3.00%	25,000,000	1,275,000	1,315,649
MS
3M LIBOR 5X5 Year,	3-MONTH
02/12/2026	USD-LIBOR	1.50%	20,000,000	660,000	267,436
Total Interest Rate Floor Options				2,378,000	1,817,201

	Expiration Date	Exercise Price	Contracts	Fair Value
PURCHASED CALL OPTIONS (0.05%)
10-Year U.S. Treasury Note Future (cost $134,075)	02/23/2018	126.50	500	$46,875
TOTAL PURCHASED OPTIONS
(Cost $2,512,075)				1,864,076

	Principal Amount	Fair Value
REPURCHASE AGREEMENT (5.56%)
Mizuho Securities, (1.28%), dated 12/29/2017 and maturing 01/2/2018 with a repurchase amount of $5,000,731, Collateralized by U.S. Treasury Notes, 1.250%, maturing on 3/31/2021 with a value of $5,003,857.80	$5,000,000	$5,000,000
TOTAL REPURCHASE AGREEMENT
(Cost $5,000,000)		5,000,000

See Notes to Financial Statements

2017 Annual Report | 9

Schedule of Investments (Continued)	Context Macro Opportunities Fund
December 31, 2017

	Discount Rate	Maturity Date	Principal Amount	Fair Value
SHORT TERM INVESTMENTS (5.40%)
U.S. Treasury Obligations (2.21%)(f)
United States Treasury Bills	1.38%	03/29/2018	$2,000,000	$1,993,460

	Shares	Fair Value
Money Market Funds (3.19%)
BlackRock Liquidity Funds T-Fund Portfolio, Institutional
Class, 7-day yield, 1.161%	2,883,043	$2,883,043

TOTAL SHORT TERM INVESTMENTS
(Cost $4,876,397)		4,876,503

TOTAL INVESTMENTS (100.32%)
(Cost $91,087,327)		$90,292,940

Liabilities in Excess of Other Assets (-0.32%)		300,950	(g)
NET ASSETS (100.00%)		$89,991,990

Libor Rates:

1M US L – 1 Month LIBOR as of December 31, 2017 was 1.56%

3M US L – 3 Month LIBOR as of December 31, 2017 was 1.69%

(a)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be less than the stated maturity shown. Interest rate disclosed is that which is in effect as of December 31, 2017.
(b)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2017 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the market value of securities restricted under Rule 144A was $17,457,359, representing 19.40% of the Fund’s net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.
(d)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2017.
(f)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(g)	Includes cash which is being held as collateral for options written, futures contracts, and swap contracts.

FUTURES CONTRACTS

Description	Contracts	Expiration Date	Notional Amount/ Fair Value	Unrealized Appreciation
Foreign Currency Contracts
Euro 90 Day Future	(500)	03/18/2019	$(122,243,750)	$683,175
			$(122,243,750)	$683,175

See Notes to Financial Statements

10 | 2017 Annual Report

Schedule of Investments (Concluded)	Context Macro Opportunities Fund
December 31, 2017

SCHEDULE OF WRITTEN OPTIONS

Interest Rate Cap Options

Counterparty/ Reference Entity	Floating Rate Index	Cap Rate	Notional Amount	Premiums Received	Fair Value
MS
USD CMS 30 Year,	30-YEAR ICE
07/08/2031	SWAP RATE	5.00%	$(25,000,000)	$(762,500)	$(555,086)
TOTAL INTEREST RATE CAP OPTIONS				$(762,500)	$(555,086)
TOTAL WRITTEN OPTIONS
(Proceeds $762,500)					$(555,086)

CREDIT DEFAULT SWAP CONTRACTS

Counterparty	Buy/Sell Credit Protection	Reference Obligation	Rates Paid by Fund	Termination Date	Notional Amount	Upfront Payment Paid	Value	Unrealized Depreciation
BAML	Buy	United Mexican States	1.00%	12/20/2022	$15,000,000	$108,897	$43,622	$(65,275)
						$108,897	$43,622	$(65,275)

INTEREST RATE SWAP CONTRACTS

Counterparty	Floating Rate Paid	Floating Rate Received	Maturity Date	Notional Amount	Value	Unrealized Depreciation
BAML	3-Month USD-T-BILL + 0.375%	3-Month USD-LIBOR	10/27/2027	$20,000,000	$(225,790)	$(225,790)
					$(225,790)	$(225,790)

Common Abbreviations:

BAML - Bank of America Merrill Lynch

CMS - Constant Maturity Swap

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

MS - Morgan Stanley

CBOE - Chicago Board Options Exchange

Asset Allocation (Unaudited)	% of Net Assets
Bank Loans	1.10%
Corporate Bonds	81.00%
Mortgage Backed Securities	1.56%
U.S. Government Agency- Collateralized Mortgage Obligations	3.63%
Purchased Options	2.02%
Purchased Call Options	0.05%
Repurchase Agreements	5.56%
U.S. Treasury Obligations	2.21%
Money Market Funds	3.19%
Total Short Term Invesments	5.40%
Liabilities in Excess of Other Assets	–0.32%
Total Net Assets	100.00%

See Notes to Financial Statements

2017 Annual Report | 11

Statement of Assets and Liabilities	Context Macro Opportunities Fund
December 31, 2017

ASSETS:
Investments, at value(cost $91,087,327)	$90,292,940
Deposit with broker for futures contracts	170,750
Deposit with broker for written options	420,000
Upfront premium received on credit default swap contracts	108,897
Receivable for interest rate swap contract payments	5,814
Interest receivable	854,196
Prepaid and other assets	15,857
Total Assets	91,868,454
LIABILITIES:
Written options, at value (premiums received $762,500)	555,086
Variation margin payable on futures contracts	18,750
Payable due to broker for credit default swap contracts	824,419
Payable for credit default swap contract payments	5,000
Payable for interest on short sales	323
Unrealized depreciation on interest rate swap contracts	225,790
Unrealized depreciation on credit default swap contracts	65,275
Payable for shares redeemed	1,487
Payable for fund distribution	3,126
Payable due to investment adviser	98,004
Payable for distribution and service fees	27
Payable to trustees	4,487
Payable for audit fees	18,000
Payable for administration fees	23,550
Payable for custody fees	8,996
Payable for printing fees	3,720
Accrued expenses and other liabilities	20,424
Total Liabilities	1,876,464
NET ASSETS	$89,991,990
NET ASSETS CONSIST OF:
Paid-in capital	$92,024,295
Accumulated net realized loss	(1,837,442)
Net unrealized depreciation	(194,863)
NET ASSETS	$89,991,990
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.74
Minimum redemption price per share(a)	$9.55
Net Assets	$125,527
Shares of beneficial interest outstanding	12,883
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.77
Minimum redemption price per share(a)	$9.57
Net Assets	$89,866,463
Shares of beneficial interest outstanding	9,197,088

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements

12 | 2017 Annual Report

Statement of Operations	Context Macro Opportunities Fund
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$1,941,953
Dividends	26,604
Total Investment Income	1,968,557

EXPENSES:
Investment advisory fees	1,811,457
Administration fees	528,714
Distribution and service fees
Investor Class	330
Custodian fees	54,872
Professional Fees	146,380
Transfer agent fees	12,189
Trustees’ fees and expenses	44,182
Registration fees	46,652
Interest expense on securities sold short	11,999
Other expenses	180,059
Total expenses	2,836,834
Less fees waived/reimbursed by investment adviser
Investor Class	(920)
Institutional Class	(726,949)
Less fees waived/reimbursed by administrator
Investor Class	(17)
Institutional Class	(12,933)
Total fees waived	(740,819)
Total Net Expenses	2,096,015
NET INVESTMENT LOSS	(127,458)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(1,504,191)
Net realized loss on securities sold short	(67,174)
Net realized gain on written options	1,119,528
Net realized loss on futures contracts	(536,583)
Net realized loss on swap contracts	(669,622)
Net realized loss	(1,658,042)

Net change in unrealized appreciation on investments	1,028,000
Net change in unrealized depreciation on securities sold short	(2,030)
Net change in unrealized appreciation on written options	390,660
Net change in unrealized appreciation on futures contracts	134,665
Net change in unrealized depreciation on swap contracts	(1,312,418)
Net change in unrealized appreciation	238,877

Net realized and unrealized loss on investments, securities sold short, written options, futures contracts and swap contracts	(1,419,165)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,546,623)

See Notes to Financial Statements

2017 Annual Report | 13

Statement of Changes in Net Assets	Context Macro Opportunities Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income/(loss)	$(127,458)	$579,989
Net realized gain/(loss)	(1,658,042)	1,101,270
Net change in unrealized appreciation/(depreciation)	238,877	(226,056)
Net increase/(decrease) in net assets resulting from operations	(1,546,623)	1,455,203

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	—	(450)
Institutional Class	—	(569,440)
From net realized gains on investments
Investor Class	(1,734)	(414)
Institutional Class	(1,237,985)	(318,380)
Total distributions	(1,239,719)	(888,684)

CAPITAL SHARE TRANSACTIONS:
Investor Class(a)
Shares sold	—	287,831
Dividends reinvested	1,707	858
Shares redeemed, net of redemption fees (Redemption fees $— and $—)	(7,532)	(152,528)
Net increase/(decrease) from share transactions	(5,825)	136,161
Institutional Class
Shares sold	5,420,780	42,300,770
Dividends reinvested	1,234,890	887,307
Shares redeemed, net of redemption fees (Redemption fees $3,851 and $5,512)	(18,363,669)	(737,300)
Net increase/(decrease) from share transactions	(11,707,999)	42,450,777
Net increase/(decrease) in net assets	(14,500,166)	43,153,457

NET ASSETS:
Beginning of period	104,492,156	61,338,699
End of period (including accumulated net investment loss of $0 and $(937))	$89,991,990	$104,492,156

Other Information:
SHARE TRANSACTIONS:
Investor Class(a)
Sold	—	28,460
Distributions reinvested	175	85
Redeemed	(763)	(15,074)
Net increase/(decrease) in shares outstanding	(588)	13,471
Institutional Class
Sold	543,093	4,180,913
Distributions reinvested	126,396	88,289
Redeemed	(1,854,146)	(73,410)
Net increase/(decrease) in shares outstanding	(1,184,657)	4,195,792

(a)	Context Investor shares commenced operations on January 13, 2016.

See Notes to Financial Statements

14 | 2017 Annual Report

Financial Highlights	Context Macro Opportunities Fund
For a share outstanding throughout the periods presented

Investor Class	For the Year Ended December 31, 2017	For the Period January 13, 2016 to December 31, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.05	$10.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.04)	0.05
Net realized and unrealized gain/(loss) on investments	(0.13)	0.04
Total from Investment Operations	(0.17)	0.09
LESS DISTRIBUTIONS:
From investment income	—	(0.03)
From net realized gains	(0.14)	(0.03)
Total Distributions	(0.14)	(0.06)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.31)	0.03
NET ASSET VALUE, END OF PERIOD	$9.74	$10.05
TOTAL RETURN	(1.73)%	0.94	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$126	$135
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	2.97%	3.51	%(e)
Expenses including fee waivers and reimbursements(d)	2.26%	2.28	%(e)
Net investment income/(loss)	(0.38)%	0.52	%(e)

PORTFOLIO TURNOVER RATE	211%	230	%(c)(f)

(a)	Context Investor shares commenced operations on January 13, 2016.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Not Annualized.
(d)	Interest expense on securities sold short totaled 0.01% and 0.14%, respectively, for the years ended December 31, 2017 and December 31, 2016 of average net assets.
(e)	Annualized.
(f)	Determined on a Fund level as a whole.

See Notes to Financial Statements

2017 Annual Report | 15

Financial Highlights	Context Macro Opportunities Fund
For a share outstanding throughout the periods presented

Institutional Class	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period August 4, 2015 to December 31, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.05	$9.92	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.01)	0.07	(0.06)
Net realized and unrealized gain/(loss) on investments	(0.13)	0.15	(0.02)
Total from Investment Operations	(0.14)	0.22	(0.08)
LESS DISTRIBUTIONS:
From investment income	—	(0.06)	—
From net realized gains	(0.14)	(0.03)	—
Total Distributions	(0.14)	(0.09)	—
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.28)	0.13	(0.08)
NET ASSET VALUE, END OF PERIOD	$9.77	$10.05	$9.92
TOTAL RETURN	(1.43)%	2.18%	(0.80	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$89,866	$104,357	$61,339
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(e)	2.73%	3.25%	5.29	%(f)
Expenses including fee waivers and reimbursements(e)	2.01%	2.03%	1.95	%(f)
Net investment income/(loss)	(0.12)%	0.66%	(1.45	)%(f)

PORTFOLIO TURNOVER RATE	211%	230%	410	%(d)(g)

(a)	The inception date of the Fund is December 23, 2014. The Fund commenced investment operations and public offering on August 4, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)	Interest expense on securities sold short totaled 0.01%, 0.14% and 0.06%, respectively, for the years ended December 31, 2017, December 31, 2016 and December 31, 2015 of average net assets.
(f)	Annualized.
(g)	Determined on a Fund level as a whole.

See Notes to Financial Statements

16 | 2017 Annual Report

Notes to Financial Statements	Context Macro Opportunities Fund

Note 1. Organization

The Context Macro Opportunities Fund (the “Fund”) is a non-diversified series of Context Capital Funds (the “Trust”), a statutory trust organized under the laws of the State of Delaware on October 9, 2013, and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund was incepted on December 23, 2014 and commenced operations on August 4, 2015. Prior to August 4, 2015, the only transaction was the contribution of capital by the initial shareholder in the amount of $100,000 on December 23, 2014. The Fund currently offers three classes of shares: Investor Shares, Advisory Shares and Institutional Shares. As of December 31, 2017, Advisory Shares had not commenced operations. The Fund seeks total return with low correlation to broad financial markets. The Trust consists of multiple separate portfolios or series. Context Advisers II, LLC (the “Adviser”) is the investment adviser to the Fund. First Principles Capital Management, LLC, (the “Subadviser”) is the sub-adviser to the Fund.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following summarizes the significant accounting policies of the Fund:

Security Valuation – The Fund values securities listed on and traded or dealt in one or more U.S. or Non-U.S. securities exchanges and not subject to restrictions against resale in the market are generally valued at the market closing price determined at or prior to the close of the New York Stock Exchange, on the primary exchange on which the securities are traded. If the market closing price is unavailable, the securities may be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, as of valuation time. Non-exchange traded securities for which quotations are readily available are generally valued at the market closing price or, if not available, the bid on such market for a long position or the ask on such market for a short position. Shares of an open-end investment company not traded on a securities exchange may be valued at the net asset value per share of the investment company determined as of valuation time.

Fixed-income securities are generally valued at the latest bid quotations for a long position or at the last quoted ask price for a short position supplied by the Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its net asset value (“NAV”), or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board of Trustees (“Board”). The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of members of Trust management, the Adviser and the Subadviser. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

2017 Annual Report | 17

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Level 1 — unadjusted quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of December 31, 2017:

Investments at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$—	$989,862	$—	$989,862
Corporate Bonds	—	72,895,868	—	72,895,868
Mortgage
Backed Securities	—	1,400,211	—	1,400,211
U.S. Government Agency-Collateralized Mortgage Obligations	—	3,266,420	—	3,266,420
Purchased Options	—	1,817,201	—	1,817,201
Purchased Call Options	46,875	—	—	46,875
Repurchase Agreement	—	5,000,000	—	5,000,000
Short Term Investments
U.S. Treasury
Obligations	—	1,993,460	—	1,993,460
Money Market Funds	2,883,043	—	—	2,883,043
Total	$2,929,918	$87,363,022	$—	$90,292,940

Other Financial Instruments
Assets
Futures Contracts	$683,175	$—	$—	$683,175
Liabilities
Written Options	—	(555,086)	—	(555,086)
Credit Default Swap Contracts	—	(65,275)	—	(65,275)
Interest Rate Swap Contracts	—	(225,790)	—	(225,790)
Total	$683,175	$(846,151)	$—	$(162,976)

* For detailed industry descriptions, see the accompanying Schedule of Investments.

For the year ended December 31, 2017, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the period in which the transfer occurred. During the year ended December 31, 2017, there were no transfers between Level 1, Level 2 and Level 3 for the Fund. For the year ended December 31, 2017, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Segregation and Collateralization – In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregated assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, short sales, written options and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Schedule of Investments.

18 | 2017 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Cash Equivalents – Include short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when- issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund has qualified and intends to continue to qualify each year as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for 2015, 2016 and the current year. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Share Valuation: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s or class’ assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended December 31, 2017 the Institutional Class received redemption fees of $3,851.

2017 Annual Report | 19

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Expenses – The Fund bears expenses incurred specifically for the Fund and general Trust expenses which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund in the trust. Expenses are recorded on an accrual basis.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Derivative Instruments

Risk Exposure and the Use of Derivative Instruments – The Fund’s investment objectives and strategies not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivative contracts. In doing so, the Fund employs strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Derivative Risk. The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Repurchase Agreements – The Fund engages in repurchase agreement transactions with institutions that the Fund’s sub-advisor has determined are credit-worthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement.

20 | 2017 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table indicates the total amount of repurchase agreements, as well as collateral received related to those repurchase agreements by the Fund as of December 31, 2017:

	Gross Amounts	Gross Amounts Not Offset in the
	of Assets	Statement of Assets and Liabilities
Presented in
	Statement of	U.S. Treasury
	Assets and	Note
	Liabilities	Collateral	Net Amount
Repurchase Agreement Counterparty
Mizuho Securities	$5,000,000	$(5,000,000)	$—
Total	$5,000,000	$(5,000,000)	$—

Securities Sold Short – The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and/or long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Cash as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the Fund’s Statement of Operations. In addition, the cost to borrow securities sold short is included in dividends and interest paid on securities sold short.

Loan Participations and Assignments – The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

As of December, 2017, the Fund held $989,862 or 1.10% of net assets in loan participations.

Purchased Options – When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is

2017 Annual Report | 21

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written options are non-income producing securities. Cash held as collateral for written option contracts is shown on the Fund’s Statement of Assets and Liabilities.

Futures Contracts – The Fund may invest in futures contracts in accordance with its investment objective. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. The variation margin for the Fund is reported on the Statement of Assets and Liabilities as “Variation margin payable on futures contracts.” Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For tax purposes, the futures contracts held by the Fund may be subject to code section 1256, if they meet certain requirements. Under section 1256, they would be subject to the 60/40 rule, where 60% of gains or losses are treated as long-term capital and 40% are treated as short-term capital (ordinary income or loss), regardless of the actual length of the holding period.

Inflation-Capped Options – The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as

22 | 2017 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Swap Agreements – The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities on the Statement of Assets and Liabilities.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts – The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund may hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential

2017 Annual Report | 23

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

(or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of December 31, 2017:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value		Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Purchased Options)	Investments, at value	$46,875		N/A	$	N/A
Interest Rate Risk (Purchased Options)	Investments, at value	1,817,201		N/A		N/A
Interest Rate Risk (Written Options)	N/A	N/A		Written options, at value		555,086
Interest Rate Risk (Interest Rate Swaps)		N/A		Unrealized depreciation on interest rate swap contracts		225,790
Credit Risk (Credit Default Swaps)	N/A	N/A		Unrealized depreciation on credit default swap contracts		65,275
Exchange Rate Risk (Futures Contracts)	Receivable for variation margin	683,175	(a)	N/A		N/A
		$2,547,251				$846,151

(a)	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. The value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable as of December 31, 2017.

The effect of derivative instruments on the Fund’s Statement of Operations as of December 31, 2017:

Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Equity Risk (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	$(797,936)	$	N/A
Interest Rate Risk (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	(851,704)		(220,356)
Equity Risk (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation on written options	199,658		N/A
Interest Rate Risk (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation on written options	919,870		390,660
Interest Rate Risk (Interest Rate Swaps)	Net realized gain/(loss) on swap contracts/Net change in unrealized appreciation on swap contracts	133,087		(1,389,759)
Credit Risk (Credit Default Swaps)	Net realized loss on swap contracts/Net change in unrealized depreciation on swap contracts	(802,710)		77,341
Equity Risk (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	95,981		N/A
Exchange Rate Risk (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	N/A		143,750
Interest Rate Risk (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	(633,015)		(9,085)
Total		$(1,736,769)		$(1,007,449)

24 | 2017 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

The average volume of Derivative Instruments for the Fund during the year ended December 31, 2017 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Cap Floor Purchased Option Contracts	Notional Value	$65,000,000
Cap Floor Written Option Contracts	Notional Value	$(47,916,667)
Purchased Call Options	Notional Value	$169,371
Written Call Options	Notional Value	$(74,792)
Credit Default Swap Contracts	Notional Value	$15,000,000
Interest Rate Swap Contracts	Notional Value	$41,766,667
Futures Contracts	Notional Value	$1,215,917
Written Futures Contracts	Notional Value	$(125,408,411)

Offsetting Arrangements – Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2017:

Offsetting of Derivatives Liabilities
Context Macro Opportunities Fund
		Gross		Gross Amounts Not Offset in the
		Amounts	Net Amounts	Statement of Assets and Liabilities
	Gross	Offset in the	Presented in
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral
	Liabilities	Liabilities	Liabilities	Instruments(a)	Pledged(a)	Net Amount
Derivative Liabilities
Interest Rate Swap Contracts	$225,790	$—	$225,790	$—	$(225,790)	$—
Credit Default Swap Contracts	65,275	—	65,275	—	(65,275)	—
Futures Contracts	18,750	—	18,750	—	(18,750)	—
Total	$309,815	$—	$309,815	$—	$(309,815)	$—

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Note 4. Fees and Expenses

Investment Advisers – Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.74% of the Fund’s average daily net assets.

The sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Other Service Providers – Effective August 1, 2016, the Trust entered into a Management and Administration Agreement with Foreside Financial Services Group, LLC (“Foreside”), to serve as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Foreside has contracted with ALPS Fund Services, Inc. (“ALPS”) to perform the fund accounting, financial administration and transfer agency services on behalf of the Fund. Effective May 1, 2017 through October 31, 2017, Foreside voluntarily agreed to waive $2,500 per month from services due for a total waiver of $15,000 to the Trust.

Distribution – Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor is an affiliate of Foreside. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser, ALPS, or any of their affiliates.

2017 Annual Report | 25

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Distribution Plan – Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares. Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Investor Shares of Fund and for services provided to shareholders.

The Fund charges 12b-1 fees for Investor Shares. Pursuant to the Distribution Plan, the Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Fund’s Investor Shares. The expenses of the Distribution Plan are reflected in the Statements of Operations.

Trustees and Officers – The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities. Independent Trustees (the “Trustee”) constitute a majority of the Board members. The Trust pays each Trustee an annual retainer fee of $10,000 for service to the Trust. The Trustees may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred when attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

A Trustee and Officers of the Trust are also officers of affiliates of the Adviser and the Distributor.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses of Investor Shares and Institutional Shares) to 2.14% and 1.89%, respectively, of the share class’ average daily net assets, through April 30, 2018. For the year ended December 31, 2017, the Adviser waived fees of $727,869.

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement, is approved by the Board and the resulting expenses do not exceed the expense cap for each class of the Fund. As of December 31, 2017, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
$626,401	December 31, 2018	$—
$1,075,929	December 31, 2019	$—
$727,869	December 31, 2020	$—
$2,430,199	Total Fees available for Recoupment

Note 6. Securities Transactions

Purchases and sales of securities, excluding U.S. Government Obligations and short term securities during the year ended December 31, 2017, were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$183,895,802	$178,352,627

Purchases and sales of securities, including only U.S. Government Obligations during the year ended December 31, 2017, were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$10,278,055	$31,108,513

Note 7. Beneficial Share Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a) (9) of the 1940 Act. As of December 31, 2017, the following entities owned beneficially 25% or greater of The Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Name	Percentage
Institutional	UBS Financial Services	51.30
Institutional	National Financial Services	25.84
Investor	Charles Schwab & Co	98.44

Note 8. Tax Basis Information

For the year ended December 31, 2017 the following reclassifications, which had no impact on results of operations or net assets, were primarily attributed to differences in the treatment of investments in swaps. These were recorded to reflect tax character as follows:

26 | 2017 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
Context Macro Opportunities Fund	$128,395	$295,140	$(423,535)

Included in the amounts reclassified was a net operating loss offset to paid in capital of $423,465.

As of December 31, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Tax Cost of Securities	Gross Unrealized Appreciation of Securities	Gross Unrealized Depreciation of Securities	Net Unrealized Appreciation of Foreign Currency and Derivatives	Tax Net Unrealized Depreciation
Context Macro Opportunities Fund:	$91,000,127	$530,075	$(1,339,046)	$18,133	$(790,838)

The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is primarily attributable to wash sales and certain other investments.

The tax character of the distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year	Ordinary Income	Long-Term Capital Gain
Context Macro Opportunities Fund	2017	$628,215	$611,504
Context Macro Opportunities Fund	2016	$888,684	$—

At December 31, 2017, components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Losses	Unrealized Depreciation	Other Cumulative Effect of Timing Differences	Total
Context Macro Opportunities Fund:	$—	$(1,241,467)	$(790,838)	$—	$(2,032,305)

Capital losses deferred to the next tax year were as follows:

	Short Term	Long Term
Context Macro Opportunities Fund	$782,209	$446,603

The Fund elects to defer to the period ending December 31, 2018, capital losses recognized during the period between November 1, 2017 and December 31, 2017 in the amount of $12,655.

The remaining other timing differences result from mark to market adjustments on futures contracts.

Note 9. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 10. Subsequent Events

The Fund evaluated events from December 31, 2017 through the date that the Financial Statements were issued. There were no subsequent events to report that would have a material impact of the Fund’s financial statements, other than disclosed below:

2017 Annual Report | 27

Report of Independent Registered Public Accounting Firm	Context Macro Opportunities Fund

To the Shareholders and Board of Trustees
of Context Capital Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Context Macro Opportunities Fund (the “Fund”), a series of Context Capital Funds, including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period August 4, 2015 (commencement of investment operations) to December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period August 4, 2015 to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2015.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2018

28 | 2017 Annual Report

Board Approval of Investment Advisory Agreement (Unaudited)	Context Macro Opportunities Fund

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Context Capital Funds (the “Trust”) and Context Advisers II, LP (the “Adviser”) and the Sub-Advisory agreement between the Adviser and First Principles Capital Management, LLC (the “Sub-Adviser”) each with respect to the Context Macro Opportunities Fund (the “Fund”) (collectively, the “Agreements” and individually the “Agreement”) be approved by a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act(“Independent Trustees”). The Board of Trustees (the “Board”) considered and approved the renewal of each Agreement at an in-person meeting held on August 23, 2017.

The Board requested, and the Adviser and Sub-Adviser provided, information and data relating to, among other things: (i) the investment performance of the Fund; (ii) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Fund; (iii) the experience of the key personnel who provide those services to the Fund; (iv) the Adviser’s and Sub-Adviser’s organizational structures, financial information, insurance coverage and Forms ADV; (v) information on the use of soft dollars; (vi) the Adviser’s and Sub-Adviser’s compliance policies and procedures, SEC examination history and conflicts of interest among the Fund, the Adviser and Sub-Adviser and their affiliates; (vii) the cost of the services provided and the profits realized by the Adviser and Sub-Adviser from their relationships with the Fund; (viii) the extent to which economies of scale will be realized as the Fund grows; (ix) whether the fee levels will reflect these economies of scale to the benefit of the Fund’s shareholders; (x) the advisory fees paid by funds in the comparable Morningstar category; (xi) the Fund’s expense ratio and the expense ratios of funds in the comparable Morningstar category; and (xii) the effect of any fee waivers and expense reimbursements made by the Adviser. The Board also reviewed a memorandum from independent counsel setting forth the Board’s fiduciary duties, responsibilities and factors the Board should consider in evaluating the Agreements.

The Board reviewed the materials regarding the Fund supplied by the Adviser and Sub-Adviser. The Board considered the nature and quality of the services provided by the Adviser and Sub-Adviser to the Fund. The Board considered that the Adviser provides services that include, but are not limited to, analyzing, selecting, and recommending for consideration and approval by the Board, investment advisory firms to provide investment advice, guidance and management of investments with respect to the Fund and overseeing the advisory services delegated to these firms. In that context, the Board considered the Adviser’s oversight of the Sub-Adviser and the services the Sub-Adviser provides to the Fund. The Board noted that the Adviser’s only client is the Fund. Taking into account the personnel involved in servicing the Fund, as well as the services described in the materials and presentation, the Board expressed satisfaction with the quality of the services received from the Adviser and Sub-Adviser.

The Board reviewed the Fund’s performance for periods from inception through July 31, 2017, comparing the performance to a relevant benchmark and Morningstar category. The Board also reviewed the year-to-date (cumulative) performance and one-year performance as of July 31, 2017, of the Institutional share class of the Fund in relation to funds within a comparable Morningstar category. The Board considered that while the Adviser does not manage any other funds or similar accounts, the Sub-Adviser manages accounts with a similar strategy as the Fund, which have better gross composite performance than the Fund. The Board considered that constraints imposed on the Fund as a registered investment company, such as limitations on leverage and derivatives, makes a direct comparison to these accounts that are not subject to these limitations inapt, however, the related performance information is useful in demonstrating the expertise and experience of the Sub-Adviser as an investment manager.

The Board reviewed the advisory fee to be paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser receives a management fee of 1.74% of the average daily net assets, which is above both the median and average of the funds within the comparable Morningstar category. The Board considered that the Adviser pays the Sub-Adviser its sub-advisory fee pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser and considered the sub-advisory fee in relation to the management fee the Sub-Adviser receives for managing the accounts with a similar strategy.

With respect to total annual operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total annual operating expenses (exclusive of taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to the specified percentage of average daily net assets of each class of shares of the Fund, as set forth in the Board materials. The Board noted that this agreement to waive fees and/

2017 Annual Report | 29

Board Approval of Investment Advisory Agreement (Unaudited) (Continued)	Context Macro Opportunities Fund

or reimburse expenses is in effect until April 30, 2018, and will automatically renew annually from year to year on the effective date of each annual update to the Trust’s registration statement until such time as the Adviser provides written notice of non-renewal to the Trust. The Board noted that the net expense ratio for the Institutional share class of the Fund is above both the average and median of the funds in the comparable Morningstar category. The Board noted that the Adviser has not identified alternative fee structures and the fees for the Fund are based on the services provided by the Adviser and the Sub-Adviser to the Fund who is paid directly by the Adviser out of its management fee. It was noted that the Fund’s investment strategy includes a number of arbitrage and alternative investment strategies to pursue the Fund’s objective and the expertise and skill set involved in such strategies are unique and support higher fees than traditional long-only asset management. This skill and expertise by the Sub-Adviser has been taken into consideration in determining the management fee paid by the Fund. After considering the information described above, the Board concluded that the advisory fee and expense ratios, although above the median and average of the funds in the comparable Morningstar category, were reasonable and that the amount the Adviser pays to the Sub-Adviser is reasonable.

In regards to the costs and profits to be realized by the Adviser in connection with its management of the Fund, the Board reviewed the information supplied by the Adviser in the Board materials. The Board noted that the Adviser is not currently profitable, however, the Board considered the Adviser’s parent company’s commitment to continue to fund the expenses of the Adviser’s business. The Board also considered the information contained in the Sub-Adviser’s report on its profitability for 2016 and concluded that the Sub-Adviser’s negative profitability was not a concern given the small asset base of the Fund and the Sub-Adviser’s overall financial strength.

With respect to economies of scale, the Trustees noted that the Fund’s assets are not at a level for the Fund’s shareholders to be able to share in any economies of scale. The Board also noted that the Adviser is reimbursing expenses incurred by the Fund to cap the fees that shareholders pay to the levels described above and will continue to monitor asset growth and will evaluate fee breakpoints. The Board also considered the expected benefits to and entrepreneurial risks borne by the Adviser and the Sub-Adviser from managing the Fund. The Board noted the Adviser’s and Sub-Adviser’s representations in the Board materials that neither uses soft dollars as a consideration for broker selection and the inclusion in the materials of a brokerage commission report. The Board also considered the inclusion in the materials of information regarding the Adviser’s and the Sub-Adviser’s compliance policies and procedures, SEC examination history, and conflicts of interest between the Fund, the Adviser, the Sub-Adviser and their affiliates.

In reaching its conclusions, with respect to the Fund discussed above, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that each Agreement was fair and reasonable, that the Adviser’s and Sub-Adviser’s fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser and Sub- Adviser, respectively, and that approval of each Agreement would be in the best interests of the Fund and its shareholders.

30 | 2017 Annual Report

Trustees and Officers (Unaudited)	Context Macro Opportunities Fund

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Interested Trustees
John N. Culbertson, Jr. Born: 1964	Trustee	Since 2014	Managing Director and Chief Investment Officer, Context Capital Partners since 2011; Partner, Veritas Ventures, LLP since 2000; Chief Investment Officer, 2008-2011.	2	None

Independent Trustees
Alfred C. Salvato Born: 1958	Trustee; Chairman of the Board	Since 2016	Senior Vice President of Finance and Chief Investment Officer (since 2003) and Treasurer (since 1995), Thomas Jefferson University.	2	Trustee (Chairman), Turner Funds (5 portfolios)
Paul D. Schaeffer Born: 1951	Trustee	Since 2014	President, Aspirin Solutions since 2013; Managing Director, Forward Management, 2008-2013.	2	Trustee, Index IQ Funds
Stephen M. Wynne Born: 1955	Trustee; Chairman, Audit Committee	Since 2014	Retired since 2010; Chief Executive Officer, BNY Mellon, U.S. Funds Services, 2010; Chief Executive Officer, PNC Global Investment Servicing (formerly PFPC), 2008-2010.	2	Trustee, FundVantage Trust (39 portfolios); Trustee, Copeland Trust (3 portfolios)

Officers
C. David Bunstine Born: 1965	President; Principal Executive Officer	Since 2015	Director, Foreside Financial Group, LLC since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.
Trent M. Statczar Born: 1971	Treasurer; Principal Financial Officer	Since 2015	Director, Foreside Financial Group, LLC 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.
Rodney Ruehle Born: 1968	Chief Compliance Officer	Since 2015	Director, Foreside Financial Group, LLC 2008 to present; Chief Compliance Officer of Asset Management Fund November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc. December 2009 to present; Chief Compliance Officer of Advisers Investment Trust July 2011 to present; Chief Compliance Officer of Penn Series Funds, Inc. 2012 to 2014.
Danielle Kulp Born: 1981	Secretary	Since 2017	Director, Foreside Financial Group, LLC, December 2016 to present; Consultant, Lincoln Financial Group, September 2013 to November 2016; Corporate Secretary, SEI Investments, December 2012 to September 2013; Senior Specialist, BNY Mellon, December 2010 to December 2012.

2017 Annual Report | 31

Additional Information (Unaudited)	Context Macro Opportunities Fund

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 844-511-9653, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling toll-free 844-511-9653, or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 844-511-9653. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE OF FUND EXPENSES

December 31, 2017 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2017 and held until December 31, 2017.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expense Ratio(a)(b)	Expenses Paid, and During Period July 1, 2017 to December 31, 2017(c)
Context Macro Opportunities Fund
Investor Class
Actual	$1,000.00	$1,000.70	2.26%	$11.40
Hypothetical	$1,000.00	$1,013.81	2.26%	$11.47

Institutional Class
Actual	$1,000.00	$1,001.70	2.01%	$10.14
Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Ratios are net of fees waived/expenses reimbursed and include the effect of interest on securities sold short (0.12%).
(c)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year (184), then divided by 365.

32 | 2017 Annual Report

Additional Information (Unaudited)(Continued)	Context Macro Opportunities Fund

TAX DESIGNATIONS (UNAUDITED)

The Funds designate the following amounts as Long Term Capital Gain Dividends pursuant to IRS Code Section 852(b)(3) for the fiscal year ended December 31, 2017:

Context Macro Opportunities Fund	$611,504

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

2017 Annual Report | 33

Context Macro Opportunities Fund

INVESTMENT ADVISER

Context Capital Advisers II, L.P.

401 City Avenue, Suite 800

Bala Cynwyd, PA 19004

www.contextam.com

SUB-ADVISER

First Principles Capital Management

140 Broadway #2120

New York, NY 10005

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc.

P.O. Box 46256

Denver, CO 80201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

December 31, 2017
ANNUAL REPORT

Context Strategic Global Equity Fund

Context Strategic Global Equity Fund

Table of Contents

A Message to our Shareholders (Unaudited)	Context Strategic Global Equity Fund
December 31, 2017

DEAR SHAREHOLDER,

It is a rare year in the capital markets when initial optimistic return expectations are matched, or even exceeded, by reality. The year 2017 certainly delivered in that respect. Returns for most “growth related” markets – including equities and credit – were notably positive, and the associated day to day variability of those markets continued to be at some of the lowest levels on record. In fact, the level of volatility, both realized and expected, during 2017 remained at or near long term lows in many markets, not only equities. The pro-growth policies of the new administration, including a newly passed tax cut, and continued emphasis on deregulation certainly have contributed to this environment. And somehow the shift in monetary policy had not yet spoiled the party during the year ended 2017, even as the market expected the short maturity interest rates to move higher.

As we begin 2018, time will tell how sustainable this combination of benign market action will be. At the same time, we at Context Asset Management think that forecasting short term market movement is at best extremely difficult and perhaps close to impossible. Instead, our mission is to bring strategies to advisors and investors that have three characteristics: low correlation to traditional risk assets, an efficient source of return (when measured against risk), and return asymmetry (an investor should expect to make more than they could lose in any given year). This is what we believe a successful alternative investment should look like.

We continue to appreciate your trust in our organization and our products.

Sincerely,

John N Culbertson

President / CIO

Context Asset Management

2017 Annual Report | 3

A Message to our Shareholders (Unaudited) (Concluded)	Context Strategic Global Equity Fund
December 31, 2017

Context Strategic Global Equity Fund

The Context Strategic Global Equity Fund is designed to provide diversified global equity exposure to selected developed markets, while striving to provide some degree of downside protection during severe equity market sell-offs. The exposure to these markets is typically accomplished through very liquid futures contracts, which helps to minimize both liquidity and counterparty risk. The Fund tends to have less U.S. exposure than our benchmark relative to the MSCI World Index, and will have more exposure to the other developed countries. This gives us the opportunity for a more diverse return stream, and more exposure to a broader range of global equity markets. Additionally, the Fund provides exposure to local returns, which we believe is a more representative return profile than many of our competitors, who choose instead to incur either currency risk and volatility, or a potential cost in their attempt to hedge foreign currency exposure.

For the 1 year period ended December 31, 2017, the Context Strategic Global Equity Fund Institutional class (CGPGX) returned 15.67%, while the MSCI World Local Net Index returned 18.48%, and the MSCI World Index returned 23.07% for the same period.

The strong absolute performance of the Fund during 2017 is the result of the strong global equity market rally that continued in 2017 effectively unchecked. However, country allocation and currency exposure differences have been the source of much of the return differences with the indices during 2017. Specifically, the US market has outperformed the specific collection of non-US equity markets in the MSCI World Index on a local return basis. In addition, the MSCI World Index (USD), which is unhedged, has benefited during the period from the decline in the US dollar during the year. Despite these impacts from country allocation differences and currency, the overall performance of the Fund remains largely in line with both MSCI World Indices since inception.

With respect to exposure to volatility related instruments, the Fund maintained a small positive volatility futures position throughout the period in line with its overall strategy. The period since inception has been notable for its very low and generally declining realized and expected equity market volatility. But despite this market environment, the Fund has experienced relatively minimal drag from the active volatility overlay.

Thinking longer term, we believe that our dynamic protection strategy would likely work best in more prolonged and severe sell-offs. As we begin 2018, especially with equity volatility at historically low levels, the Fund remains committed to providing a creative investment solution that harnesses global equity market exposure with risk mitigation through a volatility overlay.

Important Information:

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Risks are detailed in the prospectus and include, but are not limited to, the following: futures contracts’ risk, derivative investments’ risk, risk of investing in foreign companies, non-diversified risks, investing in exchange traded funds (ETFs) and small and medium companies.

The Fund intends to derive at least 90% of its gross income each taxable year from qualifying income in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Changes in the tax laws of the United States could negatively affect the Fund.

MSCI World Index is a broad global equity benchmark without emerging markets exposure. It represents large and mid-cap equity performance across 23 developed markets countries.

MSCI World Local Net Index - offers a broad global equity benchmark without emerging markets exposure. It represents large and mid-cap equity performance across 23 developed markets countries.

One cannot invest directly in an index.

4 | 2017 Annual Report

Performance Update	Context Strategic Global Equity Fund

Value of a hypothetical $1,000,000 investment in the Context Strategic Global Equity Fund Institutional Share Class from performance inception on October 26, 2016 to December 31, 2017

Summary Performance as of December 31, 2017

	6	1	Since
	Month	Year	Inception	Inception
Context Strategic
Global Equity Fund – Institutional – NAV	8.28%	15.67%	19.79%	10/26/2016
MSCI World Index	10.86%	23.07%	22.67%	—

Data is as of December 31, 2017. The inception date of the Fund is October 26, 2016. The Fund commenced investment operations and public offering on October 27, 2016. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance reflects fee waivers and expense reimbursements and would have been lower in their absence.

*The Fund’s Institutional Share Class Total Annual Operating Expense Ratio, as per the most recent Prospectus, is 3.66% before fee and expense waivers and 1.54% after fee and expense waivers. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) of Institutional Shares through April 30, 2018 (the “Expense Cap”).

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted above. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 844-511-9653.

The Fund’s benchmark for performance comparison purposes is the MSCI World Index. The Index is a broad global equity benchmark without emerging markets exposure. It represents large and mid-cap equity performance across 23 developed markets countries. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

2017 Annual Report | 5

Schedule of Investments	Context Strategic Global Equity Fund
December 31, 2017

	Shares	Fair Value
EXCHANGE TRADED FUNDS (20.19%)
Vanguard Short-Term Bond ETF	59,100	$4,674,810
TOTAL EXCHANGE TRADED FUNDS (Cost $4,710,338)		4,674,810

	Discount Rate	Maturity Date	Par	Fair Value
SHORT TERM INVESTMENTS (74.70%)
U.S. Treasury Obligations (14.97%)(a)
United States Treasury Bills	1.07%	01/04/2018	$579,000	$578,963
	1.06%	02/01/2018	579,000	578,389
	1.09%	03/01/2018	579,000	577,813
	1.17%	03/29/2018	579,000	577,107
	1.24%	04/26/2018	579,000	576,493
	1.39%	05/24/2018	579,000	575,697
Total U.S. Treasury Obligations				$3,464,462

	Shares	Fair Value
Money Market Funds (59.73%)
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 7-day yield, 1.161%*	2,760,969	$2,760,969
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class, 7-day yield, 1.174%*	11,043,876	11,043,876
Total Money Market Funds		$13,804,845
TOTAL SHORT TERM INVESTMENTS (Cost $17,269,853)		17,269,307
TOTAL INVESTMENTS (94.89%)
(Cost $21,980,191)		$21,944,117

Other Assets In Excess of Liabilities (5.11%)		1,206,257	(b)
NET ASSETS (100.00%)		$23,150,374

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	Includes cash and foreign currency which is being held as collateral for futures contracts.
*	See Note 8

See Notes to Financial Statements

6 | 2017 Annual Report

Schedule of Investments (Concluded)	Context Strategic Global Equity Fund
December 31, 2017

FUTURES CONTRACTS

Description	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Equity Contracts
ASX SPI 200 Index Future	12	03/15/2018	$1,409,132	$6,601
CBOE Volatility Index	7	03/21/2018	92,575	297
E-Mini S&P® 500 Future	64	03/16/2018	8,563,200	107,031
FTSE 100 Index Future	21	03/16/2018	2,165,615	91,045
Hang Seng Index Future	6	01/30/2018	1,149,952	10,616
S&P/Toronto Stock Exchange 60 Index Future	11	03/15/2018	1,675,640	12,246
Tokyo Price Index Future	19	03/08/2018	3,063,945	35,121
			$18,120,059	$262,957

Description	Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
Equity Contracts
CAC 40 10 Euro Future	33	1/19/2018	$2,102,696	$(34,740)
CBOE Volatility Index	12	2/14/2018	149,700	(11,019)
German Stock Index Future	7	3/16/2018	2,710,763	(51,244)
IBEX 35 Index Future	14	1/19/2018	1,683,285	(41,774)
			$6,646,444	$(138,777)

Common Abbreviations:

ASX - Australian Stock Exchange Limited.

CAC 40 - A market capitalization-weighted index on the Euronext Paris Stock Exchange.

CBOE - Chicago Board Option Exchange.

FTSE - Financial Times and the London Stock Exchange.

IBEX - Bolsa de Madrid, Spain principal Stock Exchange.

Asset Allocation (Unaudited)	% of Net Assets
Exchange Traded Funds	20.19%
U.S. Treasury Obligations	14.97%
Money Market Funds	59.73%
Total Short Term Invesments	74.70%
Other Assets in Excess of Liabilities	5.11%
Total Net Assets	100.00%

See Notes to Financial Statements

2017 Annual Report | 7

Statement of Assets and Liabilities	Context Strategic Global Equity Fund
December 31, 2017

ASSETS:
Investments, at value(cost $21,980,191)	$21,944,117
Cash	100,000
Foreign currency, at value (cost $27,197)	27,496
Deposit with broker for futures contracts	1,258,627
Interest receivable	18,438
Receivable due from adviser	12,326
Prepaid and other assets	15,087
Total Assets	23,376,091
LIABILITIES:
Variation margin payable on futures contracts	45,613
Payable for shares redeemed	23,424
Payable for fund distribution	108,195
Payable to trustees	1,306
Payable for audit fees	15,500
Payable for administration fees	17,108
Payable for custody fees	6,739
Payable for printing fees	1,988
Accrued expenses and other liabilities	5,844
Total Liabilities	225,717
NET ASSETS	$23,150,374
NET ASSETS CONSIST OF:
Paid-in capital	$22,363,405
Accumulated net realized gain	698,564
Net unrealized appreciation	88,405
NET ASSETS	$23,150,374
PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.16
Minimum redemption price per share(a)	$10.94
Net Assets	$23,150,374
Shares of beneficial interest outstanding	2,074,708

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements

8 | 2017 Annual Report

Statement of Operations	Context Strategic Global Equity Fund
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$17,176
Dividends	146,913
Total Investment Income	164,089

EXPENSES:
Investment advisory fees	183,398
Administration fees	160,779
Custodian fees	22,566
Professional Fees	35,141
Transfer agent fees	5,173
Trustees’ fees and expenses	7,301
Registration fees	40,787
Offering cost expenses	41,529
Other expenses	11,252
Total expenses	507,926
Less Advisory fees waived Institutional Class	(183,398)
Less other fees reimbursed by the Advisor Institutional Class	(94,738)
Less fees waived/reimbursed by administrator Institutional Class	(2,093)
Total fees waived	(280,229)
Total Net Expenses	227,697
NET INVESTMENT LOSS	(63,608)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on futures contracts	2,390,145
Net realized gain on foreign currency transactions	6,200
Net realized gain	2,396,345
Long-term capital gain distributions from other investment companies	136
Net change in unrealized depreciation on investments	(36,074)
Net change in unrealized appreciation on futures contracts	5,547
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(315)
Net change in unrealized depreciation	(30,842)
Net realized and unrealized gain on investments, foreign currency, and futures contracts	2,365,639
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,302,031

See Notes to Financial Statements

2017 Annual Report | 9

Statements of Changes in Net Assets	Context Strategic Global Equity Fund

	Year Ended December 31, 2017	For the Period October 27, 2016 to December 31, 2016(a)
OPERATIONS:
Net investment loss	$(63,608)	$(29,330)
Net realized gain	2,396,345	641,001
Long-term capital gain distributions from other investment companies	136	—
Net change in unrealized appreciation/(depreciation)	(30,842)	119,247
Net increase in net assets resulting from operations	2,302,031	730,918

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments, Institutional Class	(2,288,360)	—
Total distributions	(2,288,360)	—

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Shares sold	10,422,799	10,200,000
Dividends reinvested	2,180,176	—
Shares redeemed	(397,190)	—
Net increase from share transactions	12,205,785	10,200,000
Net increase in net assets	12,219,456	10,930,918

NET ASSETS:
Beginning of period	10,930,918	—
End of period (including accumulated net investment loss of $(0) and $(6,366))	$23,150,374	$10,930,918

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	890,975	1,021,324
Distributions reinvested	195,356	—
Redeemed	(32,947)	—
Net increase in shares outstanding	1,053,384	1,021,324

(a)	The Fund commenced investment operations and public offering on October 27, 2016.

See Notes to Financial Statements

10 | 2017 Annual Report

Financial Highlights	Context Strategic Global Equity Fund
For a share outstanding throughout the period presented

Institutional Class	For the Year Ended December 31, 2017		For the Period October 27, 2016 to December 31, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.70		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.05)		(0.03)
Net realized and unrealized gain on investments	1.73		0.73
Total from Investment Operations	1.68		0.70
LESS DISTRIBUTIONS:
From net realized gains	(1.22)		—
Total Distributions	(1.22)		—
NET INCREASE IN NET ASSET VALUE	0.46		0.70
NET ASSET VALUE, END OF PERIOD	$11.16		$10.70
TOTAL RETURN	15.67%		7.00	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$23,150		$10,931
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements	3.15%		4.49	%(d)
Expenses including fee waivers and reimbursements	1.41	%(e)	1.94	%(d)
Net investment loss	(0.39)%		(1.73	)%(d)

PORTFOLIO TURNOVER RATE	0	%(f)	0	%(c)(f)

(a)	The Fund commenced investment operations and public offering on October 27, 2016.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Not Annualized.
(d)	Annualized.
(e)	Effective May 1, 2017, the annual expense limitation rate changed from 1.94% to 1.24%.
(f)	Portfolio turnover is zero due to not having any sales of long term securities.

See Notes to Financial Statements

2017 Annual Report | 11

Notes to Financial Statements	Context Strategic Global Equity Fund

Note 1. Organization

The Context Strategic Global Equity Fund (the “Fund”) is a non-diversified series of Context Capital Funds (the “Trust”), a statutory trust organized under the laws of the State of Delaware on October 9, 2013, and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Trust consists of multiple separate portfolios or series. The Fund commenced on October 27, 2016. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. As of December 31, 2017, Investor Shares had not commenced operations. Context Advisers III, LLC (the “Adviser”) is the investment adviser to the Fund. Granite Peak Asset Management, LLC (the “Sub-adviser”) is the sub-adviser to the Fund. The Fund seeks capital appreciation while also seeking to preserve capital in severely declining markets.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following summarizes the significant accounting policies of the Fund:

Security Valuation – The Fund values securities (including futures contracts) listed on and traded or dealt in one or more U.S. or Non-U.S. securities exchanges and not subject to restrictions against resale in the market are generally valued at the market closing price determined at or prior to the close of the New York Stock Exchange, on the primary exchange on which the securities are traded. If the market closing price is unavailable, the securities may be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, 4:00 p.m. eastern time.

Non-exchange traded securities for which quotations are readily available are generally valued at the market closing price or, if not available, the bid on such market for a long position or the ask on such market for a short position. Shares of an open-end investment company not traded on a securities exchange may be valued at the net asset value per share of the investment company determined as of valuation time.

Fixed-income securities are generally valued at the latest bid quotations for a long position or at the last quoted ask price for a short position supplied by the Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its net asset value (“NAV”), or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board of Trustees (the “Board”). The Board has delegated day-today responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of members of Trust management, the Adviser and the Subadviser. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Foreign currency positions including future contracts are priced at the closing bid and asked prices at 4:00 p.m. Eastern time.

12 | 2017 Annual Report

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — unadjusted quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the Fund’s investment and financial instruments based on the three - tier hierarchy as of December 31, 2017:

Investments at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$4,674,810	$—	$—	$4,674,810
Short Term Investments
U.S. Treasury Obligations	—	3,464,462	—	3,464,462
Money Market Funds	13,804,845	—	—	13,804,845
Total	$18,479,655	$3,464,462	$—	$21,944,117

Other Financial Instruments
Assets
Futures Contracts	$262,957	$—	$—	$262,957
Liabilities
Futures Contracts	(138,777)	—	—	(138,777)
Total	$124,180	$—	$—	$124,180

For the year ended December 31, 2017, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the period in which the transfer occurred. During the year ended December 31, 2017 there were no transfers between Level 1, Level 2 and Level 3 for the Fund. For the year ended December 31, 2017 the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Segregation and Collateralization – In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregated assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, short sales, futures, written options and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers”, for future contracts, respectively. Securities collateral pledged for the same purpose is noted on the Schedule of Investments.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

2017 Annual Report | 13

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investments held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund qualified and intends to continue to qualify each year as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for 2016 and the current year. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Share Valuation: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. The Fund did not receive redemption fees for the year ended December 31, 2017.

Expenses – The Fund bears expenses incurred specifically for the Fund and general Trust expenses which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund in the Trust. Expenses are recorded on an accrual basis.

Offering Costs – Offering costs for the Fund of $51,127, consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve month period beginning with the commencement of operations of the Fund. As of December 31, 2017, all offering costs have been amortized.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Derivative Instruments

Risk Exposure and the Use of Derivative Instruments – The Fund’s investment objective and strategies not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivative contracts. In doing so, the Fund employs strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

14 | 2017 Annual Report

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

Market Risk Factors – In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Derivative Risk. The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and, therefore, can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Futures Contracts – The Fund may invest in futures contracts in accordance with its investment objective. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. The variation margin for the Fund is reported on the Statement of Assets and Liabilities as “Variation margin payable on futures contracts”. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker

2017 Annual Report | 15

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For tax purposes, the futures contracts held by the Fund may be subject to code section 1256, if they meet certain requirements. Under section 1256, they would be subject to the 60/40 rule, where 60% of gains or losses are treated as long-term capital and 40% are treated as short-term capital (ordinary income or loss), regardless of the actual length of the holding period.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of December 31, 2017

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value		Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Risk (Futures Contracts)	Receivable for variation margin on futures contracts	$262,957	(a)	Variation margin payable on futures contracts	$138,777	(a)
		$262,957			$138,777

(a)	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. The value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable as of December 31, 2017.

The effect of derivative instruments on the Fund’s Statement of Operations as of December 31, 2017:

Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Equity Risk (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$2,390,145	$5,547
Total		$2,390,145	$5,547

The volume of Derivative Instruments for the Fund during the year ended December 31, 2017 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Futures Contracts	Notional Value	$17,486,841

Offsetting Arrangements – Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Derivatives Assets
Context Strategic Global Equity Fund
		Gross		Gross Amounts Not Offset in the
		Amounts	Net Amounts	Statement of Assets and Liabilities
	Gross	Offset in the	Presented in
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral
	Assets	Liabilities	Liabilities	Instruments(a)	Received(a)	Net Amount
Derivative Assets
Futures Contracts	$25,772	$(25,772)	$—	$—	$—	$—
Total	$25,772	$(25,772)	$—	$—	$—	$—

16 | 2017 Annual Report

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

Offsetting of Derivatives Liabilities
Context Strategic Global Equity Fund
		Gross		Gross Amounts Not Offset in the
		Amounts	Net Amounts	Statement of Assets and Liabilities
	Gross	Offset in the	Presented in
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral
	Liabilities	Liabilities	Liabilities	Instruments(a)	Pledged(a)	Net Amount
Derivative Liabilities
Futures Contracts	$71,385	$(25,772)	$45,613	$—	$(45,613)	$—
Total	$71,385	$(25,772)	$45,613	$—	$(45,613)	$—

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Note 4. Fees and Expenses

Investment Advisers – Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.99% of the Fund’s average daily net assets. Prior to May 1, 2017, the Adviser received an advisory fee from the Fund at an annual rate of 1.59% of the Fund’s average daily net assets.

The sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Other Service Providers - Effective August 1, 2016, the Trust entered into a Management and Administration Agreement with Foreside Financial Services Group, LLC (“Foreside”), to serve as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Foreside has contracted with ALPS Fund Services, Inc. (“ALPS”) to perform the fund accounting, financial administration and transfer agency services on behalf of the Fund. Effective May 1, 2017 through October 31, 2017, Foreside voluntarily agreed to waive $2,500 per month from services due for a total waiver of $15,000 to the Trust.

Distribution – Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, an affiliate of Foreside, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser, ALPS, or any of their affiliates.

Trustees and Officers – The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities. Independent Trustees (the “Trustee”) constitute a majority of the Board members. The Trust pays each Trustee an annual retainer fee of $10,000 for service to the Trust. The Trustees may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred when attending board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund. A Trustee and Officers of the Trust are also officers of affiliates of the Adviser and the Distributor.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses of Investor Shares and Institutional Shares) to 1.49%, and 1.24%, respectively, of the share class’ average daily net assets, through April 30, 2018. Prior to May 1, 2017 the annual operating expense limit for Investor Shares and Institutional Shares was 2.19% and 1.94%, respectively. For the year ended December 31, 2017, the Adviser waived/reimbursed fees of $278,136.

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or

2017 Annual Report | 17

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

expense reimbursement, is approved by the Board and the resulting expenses do not exceed the expense cap for each class of the Fund. As of December 31, 2017, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
$43,488	December 31, 2019	$—
$278,136	December 31, 2020	$—
$321,624	Total Fees available for Recoupment

Note 6. Securities Transactions

Purchases and sales of securities, excluding U.S. Government Obligations, short term securities during the year ended December 31, 2017, were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$4,710,338	$0

Note 7. Beneficial Share Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a) (9) of the 1940 Act. As of December 31, 2017, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Record Owner	Percentage
Institutional	JP Morgan Chase Securities	53.56
Institutional	National Financial Services	38.85

Note 8. Underlying Investment In Other Investment Companies

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in JPMorgan U.S. Treasury Plus Money Market Fund and BlackRock Liquidity Funds T-Fund Portfolio (each a “Security” and collectively the “Securities”). The Fund may redeem its investment from Securities at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Securities. The annual report of each Security, along with the report of the independent registered public accounting firm, is included in the respective Security’s Form N-CSR available at “www.sec.gov”. As of December 31, 2017, the percentage of the Fund’s net assets invested in the JPMorgan U.S. Treasury Plus Money Market Fund and BlackRock Liquidity Funds T-Fund Portfolio was 48% and 12%, respectively.

Note 9. Tax Basis Information

For the year ended December 31, 2017 the following reclassifications, which had no impact on results of operations or net assets, were primarily attributed to differences in the treatment of organizational costs and foreign currency transactions. These were recorded to reflect tax character as follows:

	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Context Strategic Global Equity Fund	$69,974	$(38,664)	$(31,310)

As of December 31, 2017, the aggregate cost of securities, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Tax Cost of Securities	Gross Unrealized Appreciation of Securities	Gross Unrealized Depreciation of Securities	Net Unrealized Appreciation of Foreign Currency and Derivatives	Tax Net Unrealized Depreciation
Context Strategic Global Equity Fund	$21,980,191	$126,862	$(174,866)	$299	$(47,705)

The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is primarily attributable to wash sales and certain other investments.

18 | 2017 Annual Report

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

The tax character of the distributions paid during the year ended December 31, 2017 was as follows:

	Ordinary Income	Long-Term Capital Gain
Context Strategic Global Equity Fund	$1,471,509	$816,851

At December 31, 2017, components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Unrealized Depreciation	Other Cumulative Effect of Timing Differences	Total
Context Strategic Global Equity Fund	$659,889	$174,785	$(47,705)	$—	$786,969

Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 11. Subsequent Events

The Fund evaluated events from December 31, 2017 through the date that the Financial Statements were issued. There were no subsequent events to report that would have a material impact of the Fund’s financial statements, other than disclosed below:

2017 Annual Report | 19

Report of Independent Registered Public Accounting Firm	Context Strategic Global Equity Fund

To the Shareholders and Board of Trustees
of Context Capital Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Context Strategic Global Equity Fund (the “Fund”), a series of Context Capital Funds (the “Trust”), including the schedule of investments, as of December 31, 2017, the related statement of operations, the statements of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). The statement of changes in net assets and the financial highlights for the period October 27, 2016 (commencement of operations) to December 31, 2016 were audited by other auditors, and in their opinion dated February 20, 2017, they expressed an unqualified opinion on these financial statement and financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Trust’s auditor since 2015.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2018

20 | 2017 Annual Report

Trustees and Officers (Unaudited)	Context Strategic Global Equity Fund

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Interested Trustees
John N. Culbertson, Jr. Born: 1964	Trustee	Since 2014	Managing Director and Chief Investment Officer, Context Capital Partners since 2011; Partner, Veritas Ventures, LLP since 2000; Chief Investment Officer, 2008-2011.	2	None

Independent Trustees
Paul D. Schaeffer Born: 1951	Trustee	Since 2014	President, Aspirin Solutions since 2013; Managing Director, Forward Management, 2008-2013.	2	Trustee, Index IQ Funds
Stephen M. Wynne Born: 1955	Trustee; Chairman, Audit Committee	Since 2014	Retired since 2010; Chief Executive Officer, BNY Mellon, U.S. Funds Services, 2010; Chief Executive Officer, PNC Global Investment Servicing (formerly PFPC), 2008-2010.	2	Trustee, FundVantage Trust (39 portfolios); Trustee, Copeland Trust (3 portfolios)
Alfred C. Salvato Born: 1958	Trustee; Chairman of the Board	Since 2016	Senior Vice President of Finance and Chief Investment Officer (since 2003) and Treasurer (since 1995), Thomas Jefferson University.	2	Trustee (Chairman), Turner Funds (5 portfolios)

Officers
C. David Bunstine Born: 1965	President; Principal Executive Officer	Since 2015	Director, Foreside Financial Group, LLC since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.
Trent M. Statczar Born: 1971	Treasurer; Principal Financial Officer	Since 2015	Director, Foreside Financial Group, LLC 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.
Rodney Ruehle Born: 1968	Chief Compliance Officer	Since 2015	Director, Foreside Financial Group, LLC 2008 to present; Chief Compliance Officer of Asset Management Fund November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc. December 2009 to present; Chief Compliance Officer of Advisers Investment Trust July 2011 to present; Chief Compliance Officer of Penn Series Funds, Inc. 2012 to 2014.
Danielle Kulp Year of Birth: 1981	Secretary	Since 2017	Director, Foreside Financial Group, LLC, December 2016 to present; Consultant, Lincoln Financial Group, September 2013 to November 2016; Corporate Secretary, SEI Investments, December 2012 to September 2013; Senior Specialist, BNY Mellon, December 2010 to December 2012.

2017 Annual Report | 21

Additional Information (Unaudited)	Context Strategic Global Equity Fund

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 844-511-9653, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling toll-free 844-511-9653, or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 844-511-9653. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait”) has been engaged to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2017 as of November 7, 2017. This decision to engage Tait was recommended and approved by the Audit Committee and the Board of Trustees of the Trust. From the Fund’s commencement of operations on October 27, 2016 through November 7, 2017, neither the Fund nor anyone on its behalf has consulted Tait on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

From the Fund’s commencement of operations on October 27, 2016, and through November 7, 2017, the Fund had no disagreements with Cohen & Company, LTD. (“Cohen”), the Fund’s previous independent registered public accounting firm, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and there were no report¬able events of the kind described in Item 304(a)(1)(v) of Regulation S-K. Cohen’s audit opinion for the Fund’s fiscal year ended December 31, 2017, contained neither an adverse opinion nor disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

DISCLOSURE OF FUND EXPENSES

December 31, 2017 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2017 and held until December 31, 2017.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use

22 | 2017 Annual Report

Additional Information (Unaudited) (Continued)	Context Strategic Global Equity Fund

this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expense Ratio(a)	Expenses Paid, and During Period July 1, 2017 to December 31, 2017(b)
Context Strategic Global Equity Fund
Institutional Class
Actual	$1,000.00	$1,082.80	1.24%	$6.51
Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year (184), then divided by 365.

TAX DESIGNATIONS (UNAUDITED)

The Funds designate the following amounts as Long Term Capital Gain Dividends pursuant to IRS Code Section 852(b)(3) for the fiscal year ended December 31, 2017:

Context Strategic Global Equity Fund	$816,851

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

2017 Annual Report | 23

Context Strategic Global Equity Fund

INVESTMENT ADVISER

Context Capital Advisers III, L.P.

401 City Avenue, Suite 800

Bala Cynwyd, PA 19004 www.contextam.com

SUB-ADVISER

Granite Peak Asset Management, LLC

450 Sport Hill Rd.

Easton, CT 06612

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc.

P.O. Box 46256

Denver, CO 80201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has delegated Mr. Stephen M. Wynne as an “audit committee financial expert” as that term is defined under applicable regulatory guidelines. Mr. Wynne is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountants for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountants in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Context Macro Opportunities Fund

2017   $15,500

2016   $15,500

Context Strategic Global Equity Fund

2017  $12,500

2016  $14,000

The fees paid relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2017 and $0 in 2016.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountants to the Registrant for tax compliance, tax advice and tax planning were as follows:

Context Macro Opportunities Fund

2017  $2,500

2016  $2,500

Context Strategic Global Equity Fund

2017  $2,500

2016  $3,000

The fees paid relate to the preparation of the registrant’s tax returns and review of annual distributions.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountants to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountants for services rendered to the Registrant for the Reporting Periods were as follows:

Context Macro Opportunities Fund

2017  $2,500

2016  $2,500

Context Strategic Global Equity Fund

2017  $2,500

2016  $3,000

(h)  The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountants’ independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Context Capital Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Bunstine
David Bunstine
President and Chief Executive Officer
March 8, 2018

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 8, 2018